UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 20, 2007 (February 15, 2007)

ZEROS & ONES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	33-26531-LA	88-0241079
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7119 Sunset Blvd. #318
Los Angeles, California	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 710-6637
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On October 9, 2006 we issued 2,500,000 shares of common stock pursuant to the conversion of a $250,000 of Convertible Note at the request of the noteholder, the Lynch Family Trust. This Convertible Note was originally purchased on October 9, 2006. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On October 23, 2006 we issued 660,000 shares of common stock for legal services performed during the year. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On October 23, 2006 we issued 200,000 shares of common stock for legal services performed during the year. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On October 23, 2006 we issued 100,000 shares of common stock for legal services performed during the year. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On October 23, 2006 we issued 40,000 shares of common stock for legal services performed during the year. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On November 20, 2006 we issued 2,000,000 shares of common stock pursuant to the conversion of a $200,000 of Convertible Note at the request of the noteholder, the Lynch Family Trust. This Convertible Note was originally purchased on November 20, 2006. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On December 31, 2006 we issued 31,746 shares of common stock pursuant to the conversion of a $5,000 Convertible Note at the request of the noteholder, Carroll Edwards. This Convertible Note was originally purchased on April 21, 2004. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On December 31, 2006 we issued 158,730 shares of common stock pursuant to the conversion of a $25,000 of Convertible Note at the request of the noteholder, Tina Edwards. This Convertible Note was originally purchased on April 21, 2004. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On December 31, 2006 we issued 285,715 shares of common stock pursuant to the conversion of $45,000 of Convertible Notes at the request of the noteholder, Jeff and Teresa Edwards. This Convertible Note was originally purchased on April 21, 2004. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On December 31, 2006 we issued 158,730 shares of common stock pursuant to the conversion of a $25,000 of Convertible Note at the request of the noteholder, Lisa Ammons. This Convertible Note was originally purchased on April 21, 2004. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On December 31, 2006 we issued 200,000 shares of common stock as payment for services previously rendered. The services were originally performed during the period ending December 31, 2003. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On December 31, 2006 we issued 260,000 shares of common stock as replacement shares to a former officer and director of the Company. The original shares were not reissued as agreed by the prior management during the period ending December 31, 2002. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On February 13, 2007 we issued 5,333,333 shares of common stock pursuant to a Stock Purchase Agreement. We received $600,000 in consideration for the sale, and issued warrants in connection with the agreement. The Company relied on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

On February 15, 2007, our Board of Directors approved the filing of an amendment to the Company’s Certificate of Designation to increase the number of authorized shares of Series A Preferred stock from 2,000 to 3,000, and to then issue 1,000 shares of Series A Preferred to our Chief Executive Officer, Dana Waldman. The Company will rely on Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, as providing an exemption from registering the sale of these shares of common stock under the Securities Act.

As of the date of this Form 8-K we have 114,333,043 common shares issued and outstanding.

Item 5.02(b) Departure of Directors or Certain Officers

Mark M. Laisure resigned his position as Chief Executive Officer effective February 15, 2007 concurrent with the below referenced appointment of Dana Waldman as Chief Executive Officer. Mr. Laisure will continue to serve the Company as Chairman of the Board of Directors, Chief Financial Officer, and Secretary. Mr. Laisure, 36, joined the Company in May, 2003 as its President and Vice-Chairman of the Board of Directors. In May 2005, Mr. Laisure became the Company’s Chief Executive Officer, and in December 2005 was elected Chairman of the Board, Chief Financial Officer and Secretary. Mr. Laisure’s career started in securities brokerage and investment banking, serving as a principal for both UBS PaineWebber and Shields & Company. In 1998 he was a member of the founding team of Inktomi Corporation, a leading provider of OEM Web search and paid inclusion services. In 1999, Mr. Laisure joined Military Commercial Technologies, Inc. (MILCOM), a venture-backed company that conceives, creates and launches technology companies in partnership with defense contractors, commercial companies, federal laboratories and other leading-edge research and development sources. At MILCOM, Mr. Laisure participated in the launch and growth of several affiliate companies and remains a member of its Board of Directors. Mr. Laisure co-founded iNetNow, Inc. in 2002, which pioneered the enhanced information delivery space and established alliances with Lycos, Telefonica and i3Mobile. Mr. Laisure is no longer associated with iNetNow, Inc. or Inktomi Corporation.

Item 5.02(c)  Appointment of Certain Officers

Dana R. Waldman was appointed Chief Executive Officer of the Company by written resolution of the Board of Directors dated as of February 15, 2007. Mr. Waldman, 42, has been employed by Waldman and Associates for the 5 years prior to his appointment at the Company. He has over 20 years’ experience building and leading businesses in the multi-media, communications, signal processing, software and other technology areas. He has created and led businesses focused on vertical markets including media and entertainment, telecommunications, enterprise markets and the government sector in both start-up and Fortune 500 environments. After 13 years in executive management positions at Ford Aerospace, Loral, and Lockheed Martin, he founded and became CEO of Centerpoint Broadband Technologies, which raised over $200M and achieved a company valuation of over $1B. Mr. Waldman has served as CEO of several start-up companies and as well as a venture capitalist and M&A specialist. Since January, 2002, Mr. Waldman has been self employed as a business consultant. Mr. Waldman has been serving as a Director of the Company since November 2006.

Item 5.02(e) Compensatory Arrangements of Certain Officers

Employment Agreement with Dana R. Waldman, Chief Executive Officer

Dana R. Waldman agreed to serve as Chief Executive Officer of the Company pursuant to an employment agreement defining the terms and conditions of his employment entered and executed February 15, 2007 with a retroactive effective date of January 1, 2007. The agreement is effective for an initial period of two years, and provides for a base annual salary of $300,000. Mr. Waldman is also eligible to participate in the Company’s executive bonus plan for a target bonus of 50% - 75% of his base salary that will be based upon certain performance milestones as established by the Compensation Committee or the Board of Directors. Mr. Waldman was also granted an additional bonus, the vesting and payment of which is subject to certain operating and financial milestones and events. Mr. Waldman remains a member of the Company’s Board of Directors.

The agreement grants Mr. Waldman options to purchase 9,500,000 shares of the Company’s common stock. The exercise price of the options is $0.37, which was the closing price of the Company’s common stock on the date preceding the February 15, 2007 resolution of the Board of Directors approving the option grant. The options will immediately vest for 6,000,000 shares, and the remaining 3,500,000 shares will vest ratably in 24 monthly installments. Vesting will accelerate upon certain change of control events and if an event constituting “good reason” occurs (whether or not Mr. Waldman chooses to leave the Company).

In addition, the agreement provides for the grant to Mr. Waldman of 1,000 shares of Series A Preferred Stock. Pursuant to the terms set forth in the Company’s Certificate of Designation, the Series A Preferred Stock is convertible into common stock on a 1 for 1 basis. However, the Series A Preferred Stock votes on an as converted basis equal to 1 for 100,000. Accordingly, the issuance to Mr. Waldman of 1,000 shares of Series A Preferred Stock will provide Mr. Waldman with the right to vote 100,000,000 shares of common stock for or against shareholder actions (in addition to the shares of common stock he beneficially owns). Mr. Laisure and Mr. Fairbairn also hold 1,000 shares of Series A Preferred Stock.

The Company shall have the right to terminate Mr. Waldman’s employment at any time. If such termination (including constructive termination) is without cause, the Company shall pay severance equal to 12 months of his base salary and the continuation of certain benefits for a 12 month period.

Employment Agreement with Mark M. Laisure, Chairman of the Board, Chief Financial Officer, Secretary

Mark M. Laisure, Chairman of the Board, Chief Financial Officer and Secretary of the Company, entered into an employment agreement with the Company defining the terms and conditions of his employment entered into on February 15, 2007 with a retroactive effective date of January 1, 2007. The agreement is effective for an initial period of two years, and provides for a base annual salary of $250,000. Mr. Laisure is also eligible to participate in the Company’s executive bonus plan for a target bonus of 50% - 75% of his base salary that will be based upon certain performance milestones as established by the Board of Directors or the Compensation Committee of the Company.

The agreement grants Mr. Laisure options to purchase 2,000,000 shares of the Company’s common stock. The exercise price of the options is $0.37, which was the closing price of the Company’s common stock on the date preceding the February 15, 2007 resolution of the Board of Directors approving the option grant. The options will vest over a 2-year term vesting monthly, and expire after 10 years. Vesting will accelerate upon certain change of control events and if an event constituting “good reason” occurs (whether or not Mr. Laisure chooses to leave the Company).

The Company shall have the right to terminate Mr. Laisure’s employment at any time. If such termination (including constructive termination) is without cause, the Company shall pay severance equal to 12 months of his base salary and the continuation of certain benefits for a 12 month period.

Employment Agreement with Scott Fairbairn, Chief Technology Officer

Scott Fairbairn, Chief Technology Officer of the Company, has entered into an employment agreement with the Company on February 15, 2007 with a retroactive effective date of January 1, 2007. The employment agreement is effective for an initial period of two years, and provides for a base annual salary of $250,000. Mr. Fairbairn is also eligible to participate in the Company’s executive bonus plan for a target bonus of 50% - 75% of his base salary that will be based upon certain performance milestones as established by the Board of Directors or the Compensation Committee of the Company. Mr. Fairbairn remains a member of the Company’s Board of Directors and Chief Executive Officer of the Company’s wholly-owned subsidiary, Rocketstream Holding Corp., and its wholly-owned subsidiary Rocketstream, Inc.

The agreement grants Mr. Fairbairn options to purchase 2,000,000 shares of the Company’s common stock. The exercise price of the options is $0.37, which was the closing price of the Company’s common stock on the date preceding the February 15, 2007 resolution of the Board of Directors approving the option grant. The options will vest over a 2-year term vesting monthly, and expire after 10 years. Vesting will accelerate upon certain change of control events and if an event constituting “good reason” occurs (whether or not Mr. Fairbairn chooses to leave the Company).

The Company shall have the right to terminate Mr. Fairbairn’s employment at any time. If such termination (including constructive termination) is without cause, the Company shall pay severance equal to 12 months of his base salary and the continuation of certain benefits for a 12 month period.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed with this Current Report:

99.1 Press Release dated February 20, 2007

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEROS & ONES, INC.

Date: February 20, 2007	By:	/s/ Dana R. Waldman
Dana R. Waldman
Chief Executive Officer

Exhibits

Exhibit Number	Description
99.1	Press Release dated February 20, 2007